Federated Hermes SDG Engagement Equity Fund
Portfolio of Investments
January 31, 2022 (unaudited)
Shares			Value in U.S. Dollars
		COMMON STOCKS—98.1%
		Australia—1.2%
42,800		Ansell Ltd.	$812,583
		China—0.8%
520,500		Shenzhen International Holdings Ltd.	528,635
		Finland—1.9%
31,256		Huhtamaki Oyj	1,231,877
		France—0.9%
3,393	[1]	Silicon-On-Insulator Technologies (SOITEC)	617,544
		Hong Kong—2.6%
102,500		Techtronic Industries Co.	1,685,133
		India—0.7%
40,086		Varun Beverages Ltd.	487,580
		Ireland—1.5%
69,568		Glanbia PLC	959,608
		Italy—1.7%
25,648		Marr SpA	546,138
70,254		Technogym S.P.A.	597,715
		TOTAL	1,143,853
		Japan—9.9%
20,442		Horiba Ltd.	1,102,943
41,005		NIFCO, Inc.	1,196,399
21,941		Nissan Chemical Industries	1,194,110
25,201		Open House Co. Ltd.	1,299,381
30,730		Yaoko Co. Ltd.	1,776,996
		TOTAL	6,569,829
		Netherlands—4.5%
26,189		Aalberts N.V.	1,611,756
7,778		IMCD Group NV	1,341,656
		TOTAL	2,953,412
		Peru—1.7%
8,033		Credicorp Ltd.	1,150,486
		Singapore—1.7%
606,575		Mapletree Industrial Trust	1,128,562
		Spain—1.2%
66,645		Merlin Properties SOCIMI SA	756,239
		Sweden—2.1%
55,079		Trelleborg AB, Class B	1,387,269
		Switzerland—2.4%
3,346		Burckhardt Compression Holdings AG	1,580,686
		United Kingdom—9.4%
63,707		Bovis Homes Group PLC	886,282
664,629		Breedon Group PLC	769,042
278,008		Central Asia Metals PLC	835,912
14,888		DCC PLC	1,249,686
66,755	[1]	Draper Esprit PLC	697,467
342,250		Harworth Group PLC	852,994

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		United Kingdom—continued
256,689	[1]	SSP Group PLC	$946,334
		TOTAL	6,237,717
		United States—53.9%
24,372		Alliant Energy Corp.	1,458,908
17,379	[1]	AMN Healthcare Services, Inc.	1,761,188
12,251		Aptargroup, Inc.	1,437,042
19,482		Brunswick Corp.	1,768,771
16,458	[1]	Clean Harbors, Inc.	1,523,188
4,231		Cooper Cos., Inc.	1,685,208
649,694	[2]	Diversified Gas & Oil PLC	931,562
9,652		Eagle Materials, Inc.	1,407,744
17,848		Fortune Brands Home & Security, Inc.	1,680,746
74,955		Huntington Bancshares, Inc.	1,128,822
16,570	[1]	Kirby Corp.	1,080,033
30,064		LKQ Corp.	1,650,213
19,456		National Instruments Corp.	801,976
9,195		Reinsurance Group of America	1,055,862
52,206		Retail Opportunity Investments Corp.	967,377
17,788		RPM International, Inc.	1,576,195
781,588	[1]	Samsonite International SA	1,633,089
10,419	[1]	Silicon Laboratories, Inc.	1,721,115
14,377		Simpson Manufacturing Co., Inc.	1,621,582
8,014		STERIS PLC	1,798,342
3,595		West Pharmaceutical Services, Inc.	1,413,626
7,135	[1]	WEX, Inc.	1,148,592
23,062		Wiley (John) & Sons, Inc., Class A	1,170,396
19,894		Wintrust Financial Corp.	1,951,005
11,219		Woodward, Inc.	1,237,119
		TOTAL	35,609,701
		TOTAL INVESTMENT IN SECURITIES—98.1% (IDENTIFIED COST $48,568,871)	64,840,714
		OTHER ASSETS AND LIABILITIES—NET—1.9%[3]	1,258,318
		TOTAL NET ASSETS—100%	$66,099,032
1
Non-income-producing security.
2
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At January 31, 2022, these restricted securities amounted to $931,562, which represented 1.4% of total net assets.
Additional information on restricted securities held at January 31, 2022, is as follows:
Security	Acquisition Date	Acquisition Cost	Value
Diversified Gas & Oil PLC	7/24/2020 – 10/25/2021	$927,354	$931,562
3
Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at January 31, 2022.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).

■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”) is deemed not representative of fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corporation (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of January 31, 2022, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$33,045,050	$2,564,651	$—	$35,609,701
International	1,150,486	28,080,527	—	29,231,013
TOTAL SECURITIES	$34,195,536	$30,645,178	$—	$64,840,714